1 Earnings Presentation 3Q 2023

2 Third Quarter 2023 Highlights (1) Reconciliation of EBITDA to Net Income, Income from Operations and Net Cash Provided by Operating Activities can be found on page 11 (2) Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities can be found on page 13 (3) EBITDA margin is calculated by dividing EBITDA by Net Sales 3Q 2023 Financial Results Record Housing and Infrastructure Products (HIP) segment earnings provide stability • Sales volume increased 4% vs. 2Q’23 due to demand growth in HIP and improved plant operations • EBITDA margin (3) of 22% stable vs. 2Q’23 (21%) as higher margin in HIP from lower material costs offset lower margin in Performance and Essential Materials (PEM) due to sales price declines • Raising 2023 cost savings target to $95 - $110 million after achieving $30 million of cost savings in 3Q’23 and $80 million year-to-date • Generated free cash flow of $451 million in the quarter and $1.5 billion in the twelve months ended September 30, 2023 • Raised quarterly dividend by 40% to $0.50/share $3.1B Net Sales 4% decrease vs. 2Q $285M Net Income 4% decrease vs. 2Q $682M EBITDA(1) 1% decrease vs. 2Q $2.20 Net Income Per Share $451M Free Cash Flow(2) $3.1B Cash and Equivalents

3 Westlake Corporation 3Q 2023 (1) Reconciliations of EBITDA, Performance and Essential Materials EBITDA, Housing and Infrastructure Products EBITDA and Corporate EBITDA to the applicable GAAP measures can be found on pages 11 and 12 Record HIP segment quarterly EBITDA of $327 million as lower material costs combined with QoQ volume growth to drive record HIP EBITDA margin of 29% Achieved cost savings of ~$30 million in 3Q’23 and ~$80 million year-to- date in 2023 PEM segment average sales price fell 10% QoQ, driven primarily by caustic soda and PVC resin, as a result of continued soft global economic conditions 3Q’23 EBITDA was reduced by ~$20 million due to charges incurred, including a legal reserve and inventory charges 3Q'23 2Q'23 QoQ% 3Q'22 YoY% $3,115 $3,251 (4%) $3,956 (21%) $349 $396 (12%) $516 (32%) Performance and Essential Materials $339 $435 (22%) $561 (40%) Housing and Infrastructure Products $327 $244 34% $254 29% Corporate $16 $11 - ($11) - $682 $690 (1%) $804 (15%) Operating Income Sales EBITDA(1) ($ in millions) Sequential sales volume growth in each segment, driven by demand growth for HIP and improved plant operations

4 Combined Segments Offer Lower Volatility and Greater Reliability to Westlake Investors and Customers Benefits of a Combined PEM & HIP Portfolio Earnings Stability Greater Demand Insight More Investment Opportunities Leveraging M&A Discipline Cross Functional Innovation PEM HIP Vertically Integrated Creates New Opportunities to Apply Proven M&A Skills • Leveraging M&A expertise in disciplined capital deployment and successful integration • Provides bolt-on acquisition opportunities • Allows opportunistic capital allocation to best opportunities across many businesses Enhances Innovation Across Both Segments • Leveraging PEM’s material science and HIP’s product expertise • Strongly supports introduction of sustainable and technically advanced products More Stability in Earnings & Cashflow • PEM and HIP have different cycles and margin drivers • HIP provides captive off-take for PEM improving operating rates and domestic sales mix • Vertical integration lowers unit cost production and creates more reliable operations across both segments PEM’s Cashflow Profile Supports Stronger Investment in HIP • HIP has more access to capital from Westlake vs. smaller and private equity- owned competition • Innovation and efficiency gains due to combined economies of scale

5 Housing and Infrastructure Products (“HIP”) Segment Performance HIP Segment 3Q 2023 vs. 2Q 2023 Average Sales Price -4.6% Volume +7.1% HIP Segment 3Q 2023 vs. 3Q 2022 Average Sales Price -7.9% Volume -0.2% Sequentially higher sales volume driven by solid demand growth for Pipe & Fittings and Siding & Trim Material costs decreased more than average sales prices, both QoQ and YoY, driving record EBITDA margin Rising mortgage rates are decreasing homebuyer affordability, which is negatively impacting our near-term sales volume Infrastructure Products sales fell 8% due to lower sales volume and selling price in our Compounds business (1) Reconciliations of HIP EBITDA to the applicable GAAP measure can be found on page 12 (2) HIP EBITDA margin is calculated by dividing HIP EBITDA by Total HIP Sales 3Q'23 2Q'23 QoQ% 3Q'22 YoY% Housing Products Sales $963 $918 5% $1,018 (5%) Infrastructure Products Sales $181 $197 (8%) $227 (20%) Total HIP Sales $1,144 $1,115 3% $1,245 (8%) Operating Income $256 $190 35% $186 38% EBITDA(1) $327 $244 34% $254 29% EBITDA Margin (2) 29% 22% - 20% - ($ in millions)

6 Housing and Infrastructure Products Update 2 Decreases in material costs more than offset lower average sales prices leading to significant margin expansion compared to both the prior quarter and prior year 3 We expect sales volume to decline sequentially in the fourth quarter due to seasonal trends and recent increases in mortgage rates that are raising homebuyer affordability concerns 4 Longer-term fundamentals for housing strength remain intact due to decade-plus of under- building, increasingly favorable demographics and increasing popularity of remote work 1 Strong demand growth for Pipe & Fittings and Siding & Trim products drove higher sequential sales volume despite continued challenges to residential housing demand from elevated mortgage rates

7 Performance and Essential Materials (“PEM”) Segment Performance (1) Reconciliations of PEM EBITDA to the applicable GAAP measure can be found on page 12 (2) PEM EBITDA margin is calculated by dividing PEM EBITDA by Total PEM Sales PEM Segment 3Q 2023 vs. 2Q 2023 Average Sales Price -9.5% Volume +1.8% PEM Segment 3Q 2023 vs. 3Q 2022 Average Sales Price -25.9% Volume -1.4% Lower average sales price on both a QoQ and YoY basis, particularly for caustic soda and PVC resin, due to weak global demand resulting from soft macroeconomic conditions Sequentially lower EBITDA margin due to lower average sales price, higher feedstock and energy costs and certain charges Higher QoQ sales volume as a result of higher operating rates due to improved plant operations Sales prices for North American PVC resin and polyethylene improved during the quarter with September prices at their highest levels since May 2023 3Q'23 2Q'23 QoQ% 3Q'22 YoY% Performance Materials Sales $1,127 $1,140 (1%) $1,689 (33%) Essential Materials Sales $844 $996 (15%) $1,022 (17%) Total PEM Sales $1,971 $2,136 (8%) $2,711 (27%) Operating Income $105 $215 (51%) $353 (70%) EBITDA(1) $339 $435 (22%) $561 (40%) EBITDA Margin (2) 17% 20% - 21% - ($ in millions)

8 Performance and Essential Materials Update 2 Feedstock and energy costs were a headwind to margins compared to the second quarter, primarily due to higher ethane and natural gas costs 3 Operational issues experienced in the second quarter were successfully resolved, leading to improved plant operations and higher sales volume in the third quarter 4 During the third quarter, sales prices improved for some products, such as polyethylene and PVC resin, due to rising global feedstock costs and export prices 1 Weak global demand drove lower average sales price compared to both the prior-quarter and prior-year periods, particularly for caustic soda, PVC resin and epoxy

99 Financial Reconciliations

10 Consolidated Statements of Operations Performance and Essential Materials Sales $ 1,971 $ 2,711 $ 2,136 $ 6,456 $ 8,647 Housing and Infrastructure Products Sales 1,144 1,245 1,115 3,266 3,848 Net sales 3,115 3,956 3,251 9,722 12,495 Cost of sales Gross profit Selling, general and administrative expenses Amortization of intangibles Restructuring, transaction and integration-related costs Income from operations Interest expense Other income, net Income before income taxes Provision for income taxes Net income Net income attributable to noncontrolling interests Net income attributable to Westlake Corporation $ 285 $ 401 $ 297 $ 976 $ 2,015 Earnings per common share attributable to Westlake Corporation: Basic $ 2.22 $ 3.12 $ 2.32 $ 7.61 $ 15.65 Diluted $ 2.20 $ 3.10 $ 2.31 $ 7.56 $ 15.54 11 33 34 10 10 307 84 249 592 3 396 (42) 23 2022 2023 2022 (In millions of dollars, except per share data) 377 70 70 (40) (44) (124) (134) 412 1,009 2,049 365 496 1,258 2,641 56 24 101 52 295 - 6 6 24 349 516 1,281 2,723 635 31 39 92 124 30 213 2023 206 215 641 Three months ended September 30, Nine months ended September 30, Three months ended June 30, 586 776 2,020 3,506 2023 2,609 642 2,529 3,180 7,702 8,989

11 Reconciliation of EBITDA to Net Income, Income from Operations and Net Cash Provided by Operating Activities Net cash provided by operating activities $ 696 $ 947 $ 555 $ 1,763 $ 2,560 Changes in operating assets and liabilities and other Deferred income taxes Net income Less: Other income, net Interest expense Provision for income taxes Income from operations Add: Depreciation and amortization Other income, net EBITDA $ 682 $ 804 $ 690 $ 2,197 $ 3,560 Three months ended September 30, Nine months ended September 30, 20232023 2022 2023 2022 Three months ended June 30, (In millions of dollars) (44) (283)(417) (572) (821) (467) 35 16 37 67 307295 412 1,009 2,049 (42)(40) (44) (124) (134) 23 56 24 101 52 396 349 516 1,281 2,723 (70)(70) (84) (249) (592) 271 277 264 815 785 23 56 24 101 52

12 Reconciliation of PEM, HIP and Corporate EBITDA to Operating Income (Loss) Three months ended September 30, Three months ended June 30, Nine months ended September 30, 2023 2022 2023 2023 2022 Performance and Essential Materials EBITDA $ 339 $ 561 $ 435 $ 1,389 $ 2,794 Less: Depreciation and Amortization 225 196 217 652 572 Other Income (Expenses) 9 12 3 14 25 Performance and Essential Materials Operating Income (Loss) 105 353 215 723 2,197 Housing and Infrastructure Products EBITDA 327 254 244 776 822 Less: Depreciation and Amortization 51 65 51 157 206 Other Income (Expenses) 20 3 3 30 9 Housing and Infrastructure Products Operating Income (Loss) 256 186 190 589 607 Corporate EBITDA 16 (11) 11 32 (56) Less: Depreciation and Amortization 1 3 3 6 7 Other Income (Expenses) 27 9 17 57 18 Corporate Operating Income (Loss) (12) (23) (9) (31) (81) Performance and Essential Materials Operating Income (Loss) 105 353 215 723 2,197 Housing and Infrastructure Products Operating Income (Loss) 256 186 190 589 607 Corporate Operating Income (Loss) (12) (23) (9) (31) (81) Total Operating Income (Loss) 349$ 516$ 396$ 1,281$ 2,723$  (In millions of dollars)

13 Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities Net cash provided by operating activities $ 696 $ 947 $ 555 $ 1,763 $ 2,560 Additions to property, plant and equipment Free Cash Flow $ 451 $ 629 $ 315 $ 1,011 $ 1,749 (245) (318) (240) (752) (811) (In millions of dollars) Three months ended September 30, Three months ended June 30, Nine months ended September 30, 2023 2022 2023 2023 2022

14 Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding creating value for our shareholders, pricing and demand for our products, industry outlook for both of our segments, our cost control and efficiency efforts, our ability to capture integrated chain margin, anticipated benefits of a combined portfolio, our expectations regarding seasonal trends, our investment criteria to drive growth and our expectations regarding secular demand for products in our Housing and Infrastructure Products segment and regarding polyethylene products. Actual results may differ materially depending on factors, including, but not limited to, the following: the effects of our recently completed acquisitions, including our future financial condition, results of operations, strategy and plans; and expected synergies and other benefits from the acquisitions and our ability to realize such synergies and other benefits; general economic and business conditions; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and unrest in the Middle East and elsewhere including the conflict between Russia and Ukraine; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, labor difficulties, transportation interruptions, spills and releases and other environmental risks); changes in laws or regulations, including trade policies; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; creditworthiness of our customers; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Steve Bender Executive Vice President & Chief Financial Officer Jeff Holy Vice President & Treasurer Westlake Corporation 2801 Post Oak Boulevard, Suite 600, Houston, Texas 77056 | 713-960-9111